Investor Presentation Third Quarter 2022

Forward-Looking Statements 2 This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels and asset quality. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to: the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; monetary and fiscal policies of the U.S. government, including policies of the Federal Reserve; changes in accounting policies, practices, or guidance, for example, our adoption of CECL, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; an insufficient ACL; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Non-GAAP Statements 3 Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

4 TABLE OF CONTENTS Section Title Slides 1 Overview 05-12 2 Financial Highlights 13-21 3 Balance Sheet Transformation 22-26 4 Asset Quality 27-34 5 Deposit Mix & Cost of Funds 35-39 6 Commercial Loan Portfolio Metrics 40-47

Overview 01 5

Our Mission At Carter Bank & Trust, we strive to be the preferred lifetime financial partner for our customers and shareholders, and the employer of choice in the communities we are privileged to serve. Our Purpose Enrich lives and enhance communities today, to build a better tomorrow. Our Values Loyalty We serve to build lifetime relationships Care We care, it’s our tradition and what we do best Optimism We work collaboratively, as one team Trustworthiness We act with integrity and speak with respect Innovation We make bold decisions to continuously improve

Our Company History 7 $4.1B Assets $3.0B Loans $3.7B Deposits Focused on the Future, a Well-Capitalized Franchise with Momentum ◦ Completed Market Segmentation Study to identify key growth and retention target audiences. ◦ Continue to strengthen Commercial Banking Team with lending and Treasury Management services. ◦ Opening a full-service flagship center in Charlottesville, VA featuring technology and design innovation to drive efficiency and high performance. ◦ New Operations Center in Greensboro, NC opened in Q3 2022. ◦ Renovating of 16 Branches in VA and NC. Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 Headquartered in Martinsville, VA 67 7 3 Corporate Centers Corporate Offices in VA Branches Corporate Highlights The Numbers

8 Our Leadership Team ‘We are intentional and work with purpose to create a culture of leadership excellence - attracting, developing and retaining the best leaders - to achieve mission objectives and to experience break-out performances across the organization.’ Litz Van Dyke, CEO

Our Footprint YE 2020 92 Branches YE 2019 101 Branches YE 2018 105 Branches September 2022 67 Branches Branches in VA and NC Metropolitan Statistical Areas September 30, 2022 'Over the past three years, we have executed a strategic plan to right-size our retail network as we focus on expanding in emerging growth markets. Branch banking transformation continues with the implementation of the universal bankers model and streamlined operations.' Wendy Bell, CFO 9 North Carolina | Total Deposits: $0.4M 1 5 2 1 5 14 Charlotte Greensboro Raleigh Durham Fayetteville Non MSA TOTAL The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA Niagra, NY: Varsity Bank Virginia | Total Deposits: $3.3M 6 11 7 2 5 22 53 Washington DC Roanoke Lynchburg Charlottesville Blacksburg-Christiansburg Non MSA TOTAL

10 Our Commitment Environmental Social Governance Community Stats YTD as of September 30, 2022 Provided SBA 7a financing of $590,000 for the Clean Eatz Kitchen franchise in Concord Mills, NC. Clean Eatz has helped thousands of customers live healthier lifestyles. Through the Bank’s FHLB Down Payment Assistance Program, 12 grants totaling over $100,000 have been disbursed YTD to first time home buyers or community partners, such as first responders, teachers, or hospital staff. The Bank’s DEI Council held its quarterly daylong meeting in August at the Charlotte office and included local associates in an open morning session. 'Our influence for positive change is in alignment with our purpose and mission. Our commitment to ESG actions benefit our communities, our organization, our environment, and our economy.' Brad Langs, President & CSO 747 Volunteer Community Service Hours Q3 2022 $69,000 Local & National Non- Profit Donations Q3 2022

11 Our Culture of Care in the Community North Carolina A&T State University students, Trinity Irby and Jayla Bryant, were each awarded a $5,000 scholarship for the 2022/2023 academic year. The Bank hosted a special dinner and program in September to honor the students and extend well wishes for their journey ahead. The United Way Associate Giving Campaign was kicked off with a Day of Action in September at the Henry County Food Pantry and Clothes Closet: 14 associated volunteers a total of 56 hours. Through its FHLB membership, the Bank sponsored 9 Affordable Housing Program (AHP) applications, totaling over 600 units, for a low income housing developer in North Carolina. Through the CARE Forward program, the Bank continues to donate $10 to a designated nonprofit in each community for every checking account opened in 2022. Additionally, the Bank partners with those nonprofits for volunteer service initiatives. Environmental Social Governance

12 Our Talent Lifecycle

Strategic Initiatives Update

Financial Highlights 02 14 Insert CB&T photo here

• Net interest income increased $5.3M QoQ and $8.3M YoY primarily due to increased yields on earning assets as a result of the rising interest rate environment and the ongoing reduction in funding costs. • Provision for credit losses decreased $1.9M QoQ driven by the release of $3.7M in the other segment due to principal pay-downs, partially offset by loan growth of $33.5M, or 4.4% annualized, QoQ and a purchased syndicated C&I loan that was charged-down by $3.4M, of which $2.6M was previously reserved. • Noninterest expense increased $0.1M QoQ and decreased $1.2M due to the reversal of a tax credit as a result of the in-service date extension to 2023. Balance Sheet and Income Statement 15 $ in thousands 3Q2022 2Q2022 3Q2021 OPERATIONAL RESULTS Net Interest Income $ 37,725 $ 32,459 $ 29,401 Provision for Credit Losses (77) 1,814 (413) Provision for Unfunded Commitments 157 269 (60) Noninterest Income 5,235 5,604 6,915 Noninterest Expense 23,463 23,410 24,685 Income Tax Expense 5,009 1,792 931 Net Income $ 14,408 $ 10,778 $ 11,173 BALANCE SHEET CONDITION Assets $ 4,114,310 $ 4,123,280 $ 4,134,063 Portfolio Loans, net 2,937,185 2,899,915 2,784,863 Securities 851,211 907,034 897,546 Deposits 3,725,929 3,753,393 3,666,473 Shareholders' Equity 314,816 334,142 405,870

• Financial metrics have improved QoQ primarily due to: ◦ net interest income expansion; ◦ lower provision for credit losses; ◦ controlled expenses and; ◦ the success of our share repurchase program • Net interest margin (FTE) has improved QoQ and YoY primarily due to: ◦ an increase in the yield on earning assets QoQ; ◦ the continued shift in the deposit mix to lower cost funding and; ◦ the stable cost of funds 3Q2022 2Q2022 3Q2021 SHAREHOLDER RATIOS Diluted Earnings Per Share (QTD) $ 0.59 $ 0.44 $ 0.42 Diluted Earnings Per Share (YTD) $ 1.38 $ 0.80 $ 0.98 FINANCIAL RATIOS Return on Assets (QTD) 1.38% 1.04% 1.07 % Return on Assets (YTD) 1.12% 0.98% 0.84 % Return on Equity (QTD) 16.75% 12.51% 10.95 % Return on Equity (YTD) 12.80% 10.95% 8.76 % Tier 1 Leverage Ratio 10.11% 9.96% 10.48 % Risk-Based Capital - Tier 1 12.80% 12.70% 13.85 % Risk-Based Capital - Total 14.06% 13.96% 15.11 % Net Interest Margin (FTE) (QTD) 3.75% 3.27% 2.96 % Core Efficiency Ratio (QTD) 57.07% 61.30% 70.66 % Financial / Shareholder Ratios 16

Capital Management 17 As of September 30, 2022 We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period. • Focus on maintaining a "well capitalized" capital position. • Establishment of bank holding company provides flexibility and efficiency for potential sub-debt issuance and stock buybacks. • During 2022, a total of 2,433,801 shares were purchased at a weighted average price of 16.49 under the Company’s previously authorized share repurchase programs. Regulatory Well Capitalized Carter Bankshares September 30, 2022 Excess ($) (In Thousands) September 30, 2022 Common Equity Tier 1 Ratio ("CET1") 6.5% 12.80% $209,986 Tier 1 Risk-based Ratio 8.0% 12.80% 160,024 Total Risk-based Capital Ratio 10.0% 14.06% 135,316 Leverage Ratio 5.0% 10.11% 215,560 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1

Liquidity 18 (1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.0 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time. • Continue to maintain a strong liquidity position: ◦ Majority of bond portfolio is unpledged ◦ Ongoing FHLB collateral pledging (1) ◦ Maintain six unsecured lines of credit September 30, 2022 December 31, 2021 Change Cash and Due From Banks $ 38,749 $ 36,698 $ 2,051 Interest-bearing Deposits 5,129 64,905 (59,776) Excess Reserves 21,830 176,196 (154,366) Unpledged Investment Securities 623,653 743,836 (120,183) Excess Pledged Securities 61,980 28,417 33,563 FHLB Borrowing Availability(1) 807,846 667,307 140,539 Unsecured Lines of Credit 145,000 145,000 — Total Liquidity Sources $ 1,704,187 $ 1,862,359 $ (158,172)

Deposit Composition 19 $ in thousands IMPROVING DEPOSIT MIX • Reliance on Certificates of Deposit continues to decline with a net decrease of $154.3M or 11.0% YoY • Non-maturing deposit categories showed an increase QoQ and YoY For the Period Ending Variance 09/30/22 06/30/22 09/30/21 Quarter Year Lifetime Free Checking $ 718,549 $ 704,323 $ 722,145 $ 14,226 $ (3,596) Interest-Bearing Demand 509,949 499,282 433,144 10,667 76,805 Money Market 517,031 555,621 432,167 (38,590) 84,864 Savings 731,747 733,704 676,035 (1,957) 55,712 Certificates of Deposits 1,248,653 1,260,463 1,402,982 (11,810) (154,329) Total Deposits $ 3,725,929 $ 3,753,393 $ 3,666,473 $ (27,464) $ 59,456 Total Deposits Composition $3,591 $3,504 $3,685 $3,698 $3,726 525 555 709 748 719 3,066 2,949 2,976 2,950 3,007 Noninterest-bearing Deposits Interest-bearing Deposits YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 DDA - Int.- Bearing 14% CDs 33% DDA - Int. Free 19% Savings 20% Money Market 14% (1) Period end balances. (1)

Total Portfolio Loan Growth $2,704 $2,885 $2,947 $2,812 $3,0310.75% 6.69% 2.15% (4.58)% 10.43% Portfolio Loans Growth YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Loan Composition 20 $ in thousands LOAN PORTFOLIO • Total loans increased $33.5M, or 4.4% annualized, QoQ due to consistent loan growth during the first three quarters of 2022 muted by a high level of payoffs in the third quarter of 2022. For the Period Ending Variance 09/30/22 06/30/22 09/30/21 Quarter Year Commercial Real Estate $ 1,365,348 $ 1,389,117 $ 1,346,953 $ (23,769) $ 18,395 Commercial and Industrial 325,973 336,477 387,402 (10,504) (61,429) Residential Mortgages 617,681 559,313 449,118 58,368 168,563 Other Consumer 47,006 48,033 44,953 (1,027) 2,053 Construction 350,037 322,731 297,337 27,306 52,700 Other 325,304 342,225 358,394 (16,921) (33,090) Total Portfolio Loans(1) $ 3,031,349 $ 2,997,896 $ 2,884,157 $ 33,453 $ 147,192 Other Consumer 1% CRE 45% C&I 11% Construction 12% Residential Mortgages 20% (1) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). (2) Loan growth for the quarter ended September 30, 2022 is annualized. (2) Other 11%

21 Loan Portfolio Repricing & Index Q3 2022 $ in millions (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. Loan Portfolio by Rate Type Fixed $942 31% Floating $876 29% Variable $1,213 40% Loan Portfolio by Rate Index Type Fixed $942 31% Libor $399 13% Sofr $72 3% Prime $425 14% Treasury $1,193 39% $3.0B $3.0B (1) (2)

22 Top Ten (10) Relationships (Total Commitment) $ in thousands Segment For the Periods Ending Variance 09/30/22 to 12/31/21 09/30/22 % of Gross Loans 09/30/22 % of RBC09/30/22 12/31/21 1. Hospitality, agriculture & energy $321,893 $350,010 ($28,117) 10.61% 68.72% 2. Retail real estate & food services 58,920 56,073 2,847 1.94% 12.58% 3. Industrial & retail real estate 42,188 45,653 (3,465) 1.39% 9.01% 4. Multifamily development 40,000 36,720 3,280 1.32% 8.54% 5. Retail real estate 38,073 38,250 (177) 1.26% 8.13% 6. Hospitality 35,007 35,664 (657) 1.16% 7.47% 7. Multifamily & student housing 34,320 35,405 (1,085) 1.13% 7.33% 8. Hospitality 33,809 34,463 (654) 1.12% 7.22% 9. Special/limited use 33,736 33,736 — 1.11% 7.20% 10. Multifamily development 31,891 29,389 2,502 1.05% 6.81 % Top Ten (10) Relationships $669,837 $695,363 ($25,526) 22.09% 143.01 % Total Gross Loans 3,032,862 2,812,357 220,505 % of Total Gross Loans 22.09% 24.73% (2.64) % Concentration (25% of RBC) $117,100 $120,781 As of September 30, 2022

23 Balance Sheet Transformation 03

24 Earning Assets Goal is to deploy cash into higher yielding loans and investments while foregoing undue concentration risk. • Earning Assets stand at $3.9B • Our primary mandate is to use cash to grow the loan book with well diversified, higher yielding loan products to increase the NIM and mitigate concentration risks • Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as needed basis to fund loan growth, when appropriate Past Present Future Loans Investments Cash 70% 77% 82% 18% 22%25% 5% 1% Earning Assets - 12/31/17 Earning Assets - 09/30/22 Earning Assets - Target

Commercial Real Estate Commercial & Industrial Residential Mortgages Other Consumer Construction Other 25 Loans Past Present Future 57% 45% 45% 20% 20% 5% 3% 1% 7% Loan Portfolio - 12/31/17 Loan Portfolio - 09/30/22 Loan Portfolio - Target 5% 12% 5% 30% 11% 23% Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, consumer loans and single-family mortgages. Increased granularity is also a focus. • Portfolio loans currently stand at $3.0B • Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio, while we continue to build out our C&I, residential mortgage and consumer portfolios • We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, utilizing excess liquidity and maximizing the NIM 11%

Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO 26 Bond Portfolio Past Present Future 12% 8% 25% 41% 10% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 09/30/22 Bond Portfolio - Target 10% 34% 27% 28% 15%7% 31% 6% 25% Goal is to maintain diversification and strong credit quality, while delivering above peer performance. • Portfolio stands at $851.2M, or about 20.7% of total assets, target is 15-25% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate several years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed (1) At September 30, 2022, Asset Backed Securities (ABS) represented approximately 10% of the entire Bond Portfolio and were further diversified into the following sub-segments (presented as a percentage of the entire Bond Portfolio): 1) ABS - CLO 6.6%, 2) ABS- Student Loans 2.7%, 3) ABS - SBA < 0.1%. 3% 2% 2% (1) 4%

CDs DDA - Int. Free DDA - Int. Bearing Money Markets Savings 27 Deposits Past Present Future 56% 33% 30% 15%14% 3% 10% Deposit Mix - 12/31/17 Deposit Mix - 09/30/22 Deposit Mix - Target 20% 20% 20% 7% 19% 25% 14% 14% Goal is to restructure and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): • Deposits currently stand at $3.7B • Dependence on CDs has significantly declined, and maturities and pricing are proactively managed on a weekly basis • Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds • New product launches include mobile/online banking, Treasury Management, Instant Open, Card Valet, Click Switch, ATM Network, etc.

Asset Quality 04 28 Insert CB&T photo here

29 Delinquency Trends Past Due Loans / Total Portfolio Loans 0.07% 0.09% 0.19% 0.05% 0.03% 0.22% 0.05% 0.03% 0.01% 0.01% 0.00% —% —% —% —% 0.28% 0.14% 0.22% 0.06% 0.04% $7,618 $4,070 $6,404 $1,670 $1,104 30-59 Days PD 60-89 Days PD 90+ Days PD Total PD Loans Total PD Amt YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 0.00% 0.08% 0.16% 0.24% 0.32% $0 $2,000 $4,000 $6,000 $8,000

Nonperforming Loan Breakdown $52 $43 $31 $7 $7 37 31 22 3 2 0 3 3 5 3 2 4 11 8 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 30 Nonperforming Loans $ in millions As of September 30, 2022 Nonperforming Loans / Total Portfolio Loans $2,704 $2,885 $2,947 $2,812 $3,031 51 42 32 7 7 2,653 2,843 2,915 2,805 3,024 1.88% 1.46% 1.09% 0.26% 0.23% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $800 $1,600 $2,400 $3,200 0.00% 0.50% 1.00% 1.50% 2.00% 1 1 1 1 1 1

31 Top 5 Nonperforming Loans $ in thousands Dollars in Thousands For the Periods Ending Change Comments9/30/2022 12/31/2021 1. CRE $2,137 $2,742 ($605) Commercial Property 2. Residential $1,212 $— $1,212 Residential Mortgage Loan 3. Residential 825 825 — Residential Mortgage Loan 4. Construction 808 808 — Residential Lot Developer 5. CRE 200 215 (15) Commercial Property 6. CRE — 314 (314) CRE Non-Owner Occupied 7. C&I — 254 (254) UCC Subtotal: Top 5 Nonaccrual Loans $5,182 $5,158 $24 Total Nonaccrual Loans $7,010 $7,397 ($387) Top 5 Nonaccrual Loans / Total Nonaccrual Loans 73.92% 69.73% 4.19 % Total Portfolio Loans $3,031,349 $2,812,129 $219,220 Total Nonaccrual Loans / Total Portfolio Loans 0.23% 0.26% (0.03) % As of September 30, 2021 the top nonperforming credits totaled $5.2 million.

Nonperforming Assets $84 $60 $48 $18 $15 33 18 16 11 8 51 42 32 7 7 OREO Nonperforming Loans YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $14 $28 $42 $56 $70 $84 $98 $112 $126 $140 32 Nonperforming Assets $ in millions As of September 30, 2022 Nonperforming Assets / Total Assets 84 60 48 18 15 4,040 4,006 4,179 4,134 4,114 2.09% 1.51% 1.14% 0.44% 0.37% Nonperforming Assets Total Assets Nonperforming Assets / Total Assets YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $600 $1,200 $1,800 $2,400 $3,000 $3,600 $4,200 0.0% 1.0% 2.0% 3.0%

Portfolio Credit Quality Trend $2,704 $2,885 $2,947 $2,812 $3,031 2,232 2,451 2,523 2,616 2,861 461 430 238 186 157 186 Pass Substandard Special Mention YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 Non-Pass Credit Quality Trend $472 $434 $424 $196 $170 461 430 238 186 157 11 4 186 10 13 Substandard Special Mention YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $100 $200 $300 $400 $500 33 Loan Portfolio – Risk Ratings $ in millions *Excludes loans held-for-sale As of September 30, 2022 $13 $10$4 $11

34 Net Charge-off & Provision Expense Trends $ in thousands As of September 30, 2022 (1) YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits all of which were previously reserved. (2) The largest charge-off for the third quarter 2022 was $3.4 million related to a syndicated C&I loan. $12,989 $3,841 $2,694 $23,127 $4,142 $16,870 $3,404 $18,006 $3,350 $2,367 0.47% 0.13% 0.09% 0.79% 0.19% Net Charge-offs Provision Expense Net Charge-offs (annualized)/ Average Loans YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 0.00% 0.25% 0.50% 0.75% 1.00% 1.25%(1) (2)

35 ACL Composition & ACL Coverage Ratio Trends $ in thousands As of September 30, 2022 $99,294 $95,939 $96,376 $97,981 $94,164 96,619 94,974 95,448 94,512 93,817 2,675 965 928 3,469 347 3.44% 3.41% 3.33% 3.27% 3.11% General Reserves Specific Reserves ACL to Total Portfolio Loans Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0 $25,000 $50,000 $75,000 $100,000 $125,000 0.0% 2.0% 4.0% 6.0%

36 Deposit Mix and Cost of Funds 05

Total Deposit Composition $3,592 $3,504 $3,685 $3,698 $3,726 3,067 2,949 2,976 2,950 3,007 525 555 709 748 719 Interest-bearing deposits Noninterest-bearing deposits YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $700 $1,400 $2,100 $2,800 $3,500 $4,200 37 Deposits $ in millions (1) (1) Period end balances.

Interest-bearing Deposit Composition & Deposit Rates $3,097 $3,020 $2,937 $2,945 $3,018 2,090 2,054 1,819 1,485 1,279 664 582 600 663 724 247 249 321 414 484 96 135 197 383 531 1.23% 1.54% 1.21% 0.76% 0.59% Certificates of Deposit Savings Interest-bearing Deposits Money Market Deposit Rate YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 38 Deposits $ in millions (1) Deposit rates and interest bearing deposit balances presented above are year-to-date averages for periods ending 2018 – 2021. (1)

Total Deposits and Cost of Deposits $3,685 $3,697 $3,701 $3,756 $3,749 736 747 712 734 706 2,949 2,950 2,989 3,022 3,043 0.58% 0.52% 0.48% 0.47% 0.47% Noninterest-bearing Deposits Interest-bearing Deposits Total Cost of Deposits Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 $0 $1,000 $2,000 $3,000 $4,000 0.44% 0.48% 0.52% 0.56% 0.60% 39 Total Deposits & Total Cost Of Deposits $ in millions (1) Quarterly Average Balances (2) Total Cost of Deposits incorporates the noninterest-bearing demand deposits with the rate on total interest-bearing deposits to illustrate the impact of those free funds on the overall cost of deposits (2) (1)

40 Net Interest Margin (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. (2) Net Interest Margin has been computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2018 through 2022. (3) Q3 2022 is YTD annualized. N et In te re st M ar gi n 1.01% 1.23% 0.94% 0.57% 0.46% 4.11% 4.28% 3.74% 3.41% 3.77% 3.10% 3.05% 2.80% 2.84% 3.31% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2018 YE 2019 YE 2020 YE 2021 Q3 2022 0.00% 0.80% 1.60% 2.40% 3.20% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (1) (2) (3)

41 Commercial Loan Portfolio Metrics 06

42 CRE Segment Overview By Collateral Code ($ in millions) As of September 30, 2022 (1) Other CRE & Other Commercial Construction Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities, Auto Shops (1) Grand Total of Segments $1,937.6 (1)

43 Hospitality Metrics by State ($ in thousands) As of September 30, 2022 (1) (1) State Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $153,355 42% 59.1% $4,647 $75 South Carolina 94,773 26% 62.4% 7,898 102 West Virginia 58,918 16% 24.5% 14,729 67 Virginia 46,419 12% 57.4% 3,095 90 Georgia 11,281 3% 59.5% 5,641 66 Florida 3,411 1% 52.5% 3,411 244 Total $368,157 100% 54.2% $6,570 $107

44 Hospitality Metrics by Brand ($ in thousands) As of September 30, 2022 (1) (1) Brand Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $108,484 29% 65.5% $9,862 $114 IHG 76,941 21% 57.0% 4,809 69 Marriott 44,089 12% 52.2% 7,348 73 Upscale Independent/Boutique 57,552 16% 28.4% 28,776 75 Wyndham 27,068 7% 61.4% 2,461 41 Independent 20,681 6% 54.1% 2,585 160 Choice 8,592 2% 54.3% 2,148 32 Best Western 13,063 4% 47.6% 2,613 30 Other 11,687 3% 55.4% 2,922 39 Total $368,157 100% 54.2% $7,058 $70

45 Multifamily/Student Housing Metrics by State ($ in thousands) As of September 30, 2022 (1) (1) State Retail Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Unit - Total Commitment MULTIFAMILY Virginia $ 65,112 23% 60.3% $ 1,415 $ 56 South Carolina 16,080 5% 52.6% 3,216 72 North Carolina 132,550 47% 53.5% 2,882 65 STUDENT HOUSING Virginia 42,571 15% 64.9% 8,514 46 South Carolina 20,373 7% 81.5% 20,373 43 North Carolina 2,013 1% 55.9% 2,013 9 UNALLOCATED BY STATE(1) 5,826 2% — % 127 — Total $ 284,525 100% 56.8% $ 5,506 $ 41

46 Multifamily Metrics by Property Type ($ in thousands) As of September 30, 2022 (1) The Other category consists of multifamily properties for which we do not have the data for. (1) (1) Type Retail Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot Multifamily $ 207,840 73% 56.0% $ 2,504 $ 126 Student 64,958 23% 69.9% 7,965 57 Other(1) 6,428 2% — % 131 — Participations in Affordable Housing 5,299 2% 25.7% 482 11 Total $ 284,525 100% 56.8% $ 2,771 $ 48

47 Retail Metrics by State ($ in thousands) As of September 30, 2022 (1) Excludes restaurant loans of $29.9 million. State Retail Portfolio Balance(1) Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot North Carolina $ 190,012 60% 48.7% $ 2,436 $ 180 Virginia 80,517 26% 70.6% 1,491 226 Georgia 27,262 9% 57.5% 6,815 76 South Carolina 13,264 4% 28.9% 2,211 173 Maryland 3,783 1% 48.8% 3,783 84 West Virginia 429 — % 3.7% $ 429 22 Total $ 315,267 100% 53.7% $ 2,861 $ 127

48 Retail Metrics by Brand ($ in thousands) As of September 30, 2022 (1) Excludes restaurant loans of $29.9 million. (2) A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores. (1) (1) Type Retail Portfolio Balance(1) Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot Anchored Strip Centers $ 180,916 57% 63.7% $ 4,639 $ 157 Unanchored Strip Centers 70,848 23% 31.3% 1,265 142 Outparcels/Single Tenant 51,544 16% 49.4% 1,199 359 Power Centers(2) 9,564 3% 62.9% 3,188 67 Big Box 2,395 1% 9.8% 798 46 Total $ 315,267 100% 53.7% $ 2,218 $ 154